EXHIBIT 99.1

EXECUTION COPY

AMENDMENT NO.8 TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 8 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment No.8”) is entered into as of December 31, 2002 by and among NATIONAL EQUIPMENT SERVICES, INC., a Delaware corporation (the “Borrower”), each of the parties identified as a Subsidiary Guarantor on the signature pages hereto (the “Subsidiary Guarantors”), each of the financial institutions identified as a Lender on the signature pages hereto (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), as agent for the Lenders (the “Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Existing Credit Agreement (hereinafter defined), after giving effect to this Amendment No.8.

RECITALS

WHEREAS,  the Borrower, the Subsidiary Guarantors, the Lenders and the Agent are party to that certain Amended and Restated Credit Agreement dated as of August 6, 1999, as amended, supplemented or otherwise modified to date (the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to amend such provisions, subject to the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I

DEFINITIONS

SUBPART 1.1.      Certain Definitions.  The following terms used in this Amendment No.8, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Amendment No. 8 Effective Date” is defined in Subpart 4.1.

SUBPART 1.2.      Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 8, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 8 Effective Date, the Existing Credit Agreement is hereby amended as of December 31, 2002 with such amendment terminating on the Amendment Termination Date in accordance with this Part II. Any Event of Default under Section 3.3(b)(i) of the Credit Agreement arising from the failure to make the mandatory prepayment on the Loans  required immediately upon delivery of the Borrowing Base Certificates for the respective periods ending December 31, 2002 and January 31, 2003, after giving effect to this Amendment No. 8, shall be deemed not to have occurred, but only for the term of this Amendment No. 8.  Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect. On the Amendment Termination Date, this Amendment No.8 shall be of no further force and effect.

SUBPART 2.1.      Amendments to Section 1.1.

(a)           Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following new definitions:

“Amendment Termination Date” means the earlier to occur of March 14, 2003 and the date of occurrence of any Event of Default under this Credit Agreement other than an Acknowledged Event of Default (as such term is defined in the Forbearance Agreement).

“Forbearance Agreement” means the Forbearance Agreement dated as of January 23, 2003 by and among the Borrower, the Subsidiary Guarantors, the Lenders and the Agent.

(b)           Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(i)            The definition of “Borrowing Base” is hereby deleted in its entirety and replaced with the following:

“Borrowing Base” means, as of any day, an amount equal to the sum of (1) eighty percent (80%) of the aggregate face amount of Eligible Accounts Receivable, plus (2) fifty percent (50%) of the net book value (determined at the lower of cost or market) of Eligible Parts and Supplies Inventory, plus (3) eighty percent (80%) of the Orderly Liquidation Value of the Serialized Eligible Rental Equipment, plus (4) fifty-six percent (56%) of the net book value of the Non-Serialized Eligible Rental Equipment, plus (5) eighty percent (80%) of the Delivered Cost of Eligible Equipment Held for Resale, in each case as set forth in the most recent Borrowing Base Certificate delivered to the Agent and the Lenders in accordance with the terms of Section 7.1(d), plus (6) an amount equal to $15,000,000 through and including March 30, 2003, plus (a) from December 31, 2002 through and including the Amendment Termination Date, $51,300,516, and (b) thereafter, $-0- (provided, that the foregoing amounts shall be reduced by an amount equal to fifty percent (50%) of the amount by which the Net Cash Proceeds received for any Material Asset Disposition exceed the value included in the calculation of the most recently delivered Borrowing Base associated with the assets being disposed of ), minus (7) an amount equal to the accrued and unpaid interest on the Senior Subordinated Notes, minus (8) reserves established by the Agent from time to time in its reasonable discretion. Notwithstanding the foregoing to the contrary, the advance rate on the Non-Serialized Eligible Rental Equipment shall be readjusted periodically based on each new Equipment Appraisal thereof to equal the product (calculated as a percentage) of (x) the ratio of (1) the Orderly Liquidation Value of the Non-Serialized Eligible Rental Equipment to (2) the net book value of the Non-Serialized Eligible Rental Equipment multiplied by (y) eighty percent (80%). For the purposes of this definition, “Material Asset Disposition” means an Asset Disposition the Net Cash Proceeds of which are in excess of $10,000,000.

PART III

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PART IV

CONDITIONS TO EFFECTIVENESS

SUBPART 4.1.      Amendment No.8 Effective Date. This Amendment No. 8 shall be and become effective as of the date hereof (the “Amendment No.8 Effective Date”) when all of the conditions set forth in this Part IV shall have been satisfied, and thereafter this Amendment No.8 shall be known, and may be referred to, as “Amendment No.8”.

SUBPART 4.2.      Execution of Counterparts of Amendment. The Agent shall have received executed counterparts of this Amendment No.8, which collectively shall have been duly executed on behalf of the Borrower, the Subsidiary Guarantors and the Required Lenders.

SUBPART 4.3.      Payment of Fees and Expenses. The Agent shall have received all fees owing to it under the Credit Agreement, the other Credit Documents and this Amendment No.8.

SUBPART 4.4.      Other Documents. The Agent shall have received such other documents as the Agent or counsel to the Agent may reasonably request.

PART V

MISCELLANEOUS

SUBPART 5.1.      Cross References. References in this Amendment No. 8 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No.8.

SUBPART 5.2.      Instrument Pursuant to Existing Credit Agreement. This Amendment No. 8 is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 5.3.      References in Other Credit Documents. At such time as this Amendment No. 8 shall become effective pursuant to the terms of Subpart 4.1. all references in the Credit Documents to the “Credit Agreement” shall be deemed to refer to the Amended Credit Agreement.

SUBPART 5.4.      Representations and Warranties. Each Credit Party hereby represents and warrants that:

(a)           (i) it has the requisite power and authority to execute, deliver and perform this Amendment No. 8, (ii) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment No. 8, (iii) this Amendment No. 8 has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (iv) the execution, delivery and performance by it of this Amendment No. 8 will not violate or breach the terms of, or result in a default under, the indentures for the Senior Subordinated Notes or any other material contracts of the Borrower or any of its Subsidiaries;

(b)           the representations and warranties contained in Section 6 of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the Amendment No. 8 Effective Date, after giving effect to this  Amendment No. 8 and the Forbearance Agreement, as though made on and as of such date;

(c)           no Default or Event of Default exists under the Credit Agreement on and as of the Amendment No. 8 Effective Date, after giving effect to this Amendment No. 8, other than the Acknowledged Events of Default (as such term is defined in the Forbearance Agreement); and

(d)           no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment No. 8.

SUBPART 5.5.      No Other Changes. Except as expressly modified and amended in this Amendment No. 8, all the terms, provisions and conditions of the Credit Documents shall remain unchanged.

SUBPART 5.6.      Severability. Any provision of this Amendment No. 8 held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SUBPART 5.7.      Counterparts. This Amendment No. 8 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment No.8 by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 5.8.      Entirety. This Amendment No. 8, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

SUBPART 5.9.      Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT NO. 8 SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SUBPART 5.10.    Successors and Assigns. This Amendment No. 8 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 5.11.    Release. The Credit Parties each hereby release the Agent, the Lenders, and the Agent’s and the Lenders’ respective directors, officers, employees, representatives, agents, counsel and advisors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

SUBPART 5.12.    Waiver; Ratification and Reaffirmation. Each Credit Party hereby ratifies the Credit Documents to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of such Credit Documents (as amended hereby) applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations under such Credit Documents.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment No. 8 to be duly executed and delivered by their proper and duly authorized officer as of the day and year first above written.

BORROWER:	NATIONAL EQUIPMENT SERVICES, INC.

	By:	/s/ Michael D Milligan
	Name:	Michael D Milligan
	Title:	SVP and CFO

SUBSIDIARY GUARANTORS:	NES EQUIPMENT SERVICES CORPORATION

	By:	/s/ Michael D Milligan
	Name:	Michael D Milligan
	Title:	SVP and CFO

REBEL STUDIO RENTALS, INC.

	By:	/s/ Michael D Milligan
	Name:	Michael D Milligan
	Title:	SVP and CFO

NES SHORING ACQUISITION, INC.

	By:	/s/ Michael D Milligan
	Name:	Michael D Milligan
	Title:	SVP and CFO

NES MANAGEMENT SERVICE CORPORATION

	By:	/s/ Michael D Milligan
	Name:	Michael D Milligan
	Title:	SVP and CFO

NES PARTNERS INC.

By:	/s/ Michael D Milligan
Name:	Michael D Milligan
Title:	SVP and CFO

NES COMPANIES, L.P.

By:	/s/ Michael D Milligan
Name:	Michael D Milligan
Title:	SVP and CFO

FALCONITE REBUILD CENTER, INC.

By:	/s/ Michael D Milligan
Name:	Michael D Milligan
Title:	SVP and CFO

NES INDIANA PARTNERS, INC.

By:	/s/ Michael D Milligan
Name:	Michael D Milligan
Title:	SVP and CFO

NES EQUIPMENT RENTAL, L.P.

By:	/s/ Michael D Milligan
Name:	Michael D Milligan
Title:	SVP and CFO

NES TRAFFIC SAFETY, L.P.

By:	/s/ Michael D Milligan
Name:	Michael D Milligan
Title:	SVP and CFO

NES EQUIPMENT SERVICES, INC.

By:	/s/ Michael D Milligan
Name:	Michael D Milligan
Title:	SVP and CFO

AGENT AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), as Agent and as a Lender

	By:	/s/ Eric Butler
	Name:	Eric Butler
	Title:	Managing Director

COMERICA BANK, as a Lender

By:	/s/ Jeffrey E. Peck
Name:	Jeffrey E. Peck
Title:	Vice President

BANK ONE, NA, as a Lender

By:	/s/ Robert Wilson
Name:	Robert Wilson
Title:	Vice President

US BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Visconti
Name:	Thomas Visconti
Title:	VICE PRESIDENT

TRANSAMERICA BUSINESS CAPITAL CORPORATION, as a Lender

By:	/s/ Ari Kaplan
Name:	Ari Kaplan
Title:	Vice President

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as a Lender

By:	/s/ Jason Deegan
Name:	Jason Deegan
Title:	AVP

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sherry Winick
Name:	SHERRY WINICK
Title:	VICE PRESIDENT

COMPASS BANK, as a Lender

By:	/s/ Clay Vandiver
Name:	Clay Vandiver
Title:	Vice President

FLEET NATIONAL BANK, as a Lender

By:	/s/ Vincent Pitts
Name:	VINCENT PITTS
Title:	SENIOR WORKOUT OFFICER

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Margaret P Heger
Name:	MARGARET P HEGER
Title:	FIRST VICE PRESIDENT

HARRIS TRUST AND SAVINGS BANK, as a Lender

By:	/s/ R. Scott Purdy
Name:	R. Scott Purdy
Title:	MANAGING DIRECTOR

CITIZENS BUSINESS CREDIT CORPORATION, a Division of Citizens Leasing Corporation, as a Lender

By:	/s/ Steven C. Petrarca
Name:	STEVEN C. PETRARCA
Title:	VICE PRESIDENT

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as a Lender

By:	/s/ John Fay
Name:	JOHN FAY
Title:	VICE PRESIDENT
ERSTE BANK NEW YORK BRANCH

By:	/s/ Robert Siehnholz
Name:	Robert Siehnholz
Title:	FIRST VICE PRESIDENT

NATIONAL CITY BANK, as a Lender

By:	/s/ Andrew Pernsteiner
Name:	Andrew Pernsteiner
Title:	Account Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ W. Jerome McDermott
Name:	W. JEROME McDERMOTT
Title:	DULY AUTHORIZED SIGNATORY

REGIONS BANK, as a Lender

By:	/s/ Tammy M. Foshee
Name:	Tammy M. Foshee
Title:	Assistant Vice President

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, as a Lender

By:	/s/ Dennis Van Leeumer
Name:	Dennis Van Leeumer
Title:	General Manager

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Richard J. Sweeney
Name:	RICHARD J. SWEENEY
Title:	VICE PRESIDENT

By:	/s/ Sanjeev Malhotra
Name:	Sanjeev Malhotra
Title:	Associate

WASHINGTON MUTUAL BANK (formerly Dime Commercial Corp.), as a Lender

By:	/s/ Deborah Saffie
Name:	Deborah Saffie
Title:	Vice President

SOVEREIGN BANK, as a Lender

By:	/s/ Robert E. Cook
Name:	Robert E. Cook
Title:	VICE PRESIDENT

GMAC COMMERCIAL FINANCE LLC, successor by merger with GMAC Commercial Credit LLC, as a Lender

By:	/s/ Stanley M. Guralnick
Name:	STANLEY M. GURALNICK
Title:	Senior Vice President

HARBOUR TOWN FUNDING TRUST, as a Lender

By:	/s/ Ann F. Morris
Name:	ANN F. MORRIS
Title:	AUTHORIZED AGENT

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ John F. Bohan
Name:	John F. Bohan
Title:	Vice President